UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 8, 2018
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)
COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE
Atlanta, GA 30305
(Address and zip code of principal executive offices)
(866) 952-1647
(Registrant's telephone number, including area code

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

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(e)     In December 2017, the board of directors of DLH Holdings Corp. (the “Company”) adopted, subject to shareholder approval, an amendment to its 2016 Omnibus Equity Incentive Plan (the “2016 Plan”) to increase the number of authorized shares of common stock available for issuance under that plan by 1,500,000 shares (the “Proposal”). On February 8, 2018, the Proposal was approved by shareholders at the Company’s Annual Meeting of Shareholders. The foregoing summary description of the amendment to the 2016 Plan is qualified in its entirety by reference to the actual terms of the 2016 Plan, as amended, which was attached as Annex A of the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), as filed with the Securities and Exchange Commission on December 29, 2017. For additional information regarding the Proposal, shareholders are encouraged to refer to Proposal 3 of the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

DLH Holdings Corp. held its 2018 Annual Meeting of Shareholders on February 8, 2018 in Atlanta, Georgia. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on December 20, 2017 were entitled to vote at the Annual Meeting. As of the record date, 11,882,494 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 9,994,427 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. The proposals presented to the Company’s shareholders at the Annual Meeting are described in detail in the Company’s Proxy Statement filed on December 29, 2017. The final results for each proposal are set forth below.

Proposal 1 – Election of eight directors nominated by the Board to serve until the Company’s 2019 Annual Meeting and until their respective successors are duly elected and qualified

The eight nominees who received the highest number of votes (all of the below individuals) were elected to the board of directors to hold office for a one-year term and until their respective successors are elected and qualified. The shareholders voted to elect the following directors by the votes indicated below:

Nominee	For	Withheld	Broker Non-Votes

William H. Alderman	8,520,454	110,791	1,363,182

James P. Allen	8,102,605	528,640	1,363,182

Martin J. Delaney	8,590,729	40,516	1,363,182

Elder Granger	8,520,454	110,791	1,363,182

Frances M. Murphy	8,591,729	39,516	1,363,182

Zachary C. Parker	8,597,048	34,197	1,363,182

Frederick G. Wasserman	8,595,916	35,329	1,363,182

Austin J. Yerks	8,031,330	599,915	1,363,182

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

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The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
8,027,233	537,113	66,899	1,363,182

Proposal 3 – Amendment to the 2016 Omnibus Equity Incentive Plan

The shareholders voted to approve the amendment to the Company’s 2016 Plan, by the following votes:

For	Against	Abstain	Broker Non-Votes
7,899,967	664,539	66,739	1,363,182

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018, by the following votes:

For	Against	Abstain
9,963,299	27,857	3,271

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Exhibit Title or Description
10.1	2016 Omnibus Equity Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated December 29, 2017)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull

Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: February 12, 2018

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EXHIBIT INDEX

Exhibit Number	Description

10.1	2016 Omnibus Equity Incentive Plan, as amended (incorporated by reference to Annex A to the Company’s Proxy Statement dated December 29, 2017)

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